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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) September 2, 2004
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                           CROWN MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                    (Address of principal executive offices)

                              William L. Sklar, CEO
                           Crown Medical Systems, Inc.
                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                     (Name and address of agent for service)

                                 (915) 845-1787
          (Telephone number, including area code of agent for service)


 Section 8 - other events

 Item 8.01  other events

         Effective at the close of business on September 2, 2004, the Board of Directors of Crown Medical Systems, Inc., a Nevada corporation (the "Company") authorized a reduction in the total number of shares of Common Stock of the Company at the ratio of one new share for 40 old shares. As of the date of this Form 8-K, there are 34,193,105 shares of Common Stock issued or issuable and outstanding. After the reduction, the total number of outstanding shares of Common Stock will be approximately 14,252,565.

Section 9.  Financial Statements and Exhibits

 Item 9.01  financial statements and exhibits

   Financial Statements

         None

   Exhibits

         None



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Crown medical systems, INC.



                                          By:  /s/William L. Sklar
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                                                William L. Sklar, President


Date:  September 2, 2004